SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 27, 2000
(Date of earliest event reported)

Commission File No.:    333-68951



                        GE Capital Mortgage Services, Inc.
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        New Jersey                                              21-0627285
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(States of Incorporation)                                   (I.R.S. Employer
                                                            Identification Nos.)


Three Executive Campus
Cherry Hill, New Jersey                                                 08002
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Addresses of principal executive offices                             (Zip Codes)


                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code

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   (Former names, former addresses and former fiscal years, if changed since last report)



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ITEM 5.     Other Events
            ------------

            On April 27, 2000, GE Capital Mortgage Services, Inc., a New Jersey corporation (the "Registrant"), sold REMIC Mortgage Pass-Through Certificates, Series 2000-4, Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class A19, Class A20, Class A21, Class A22, Class A23, Class A24, Class A25, Class R, Class M, Class B1 and Class B2 (the "Offered Certificates"), having an aggregate original principal balance of $425,198,886.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2000, between the Registrant and State Street Bank and Trust Company, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. REMIC Mortgage-Pass Through Certificates, Class PO and Class S, having an aggregate original principal balance of $6,653,844.80 and Class B3, Class B4 and Class B5, having an aggregate original principal balance of $3,922,445.61 (the "Private Class B Certificates" and, together with the Class PO and Class S Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 97.57% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Class PO, Class S and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates, the Class PO and Class S Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that Available Funds are sufficient therefor.

            An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class A19, Class A20, Class A21, Class A22, Class A23, Class A24, Class A25, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates will be treated as "regular interests" in the REMIC and the Class R Certificates will be treated as the "residual interest" in the REMIC.



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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits


   Item 601(a)
   of Regulation
   S-K Exhibit No.                     Description
--------------------                   -----------

   (EX-4) Pooling and Servicing Agreement, dated as of April 1, 2000, between GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GE CAPITAL MORTGAGE SERVICES, INC.


April 27, 2000


                                    By: /s/ Al Gentile
                                        ----------------------------------------
                                        Name:   Al Gentile
                                        Title:  Designated Officer



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                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

(EX-4)                      Pooling and Servicing Agreement,            E
                            dated as of April 1, 2000,
                            between GE Capital Mortgage
                            Services, Inc. and State Street
                            Bank and Trust Company, as
                            trustee.